Investor Presentation Second Quarter 2023

Safe Harbor Statement and Disclaimer Forward-Looking Statements In this presentation, “we,” “our,” “us,” “Five Star" or “the Company” refers to Five Star Bancorp, a California corporation, and our consolidated subsidiaries, including Five Star Bank, a California state- chartered bank, unless the context indicates that we refer only to the parent company, Five Star Bancorp. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Form 10-Q for the quarter ended March 31, 2023, in each case under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Unaudited Financial Data Numbers contained in this presentation for the quarter ended June 30, 2023 and for other quarterly periods are unaudited. Additionally, all figures presented as year-to-date, except for periods that represent a full fiscal year ended December 31, represent unaudited results. As a result, subsequent information may cause a change in certain accounting estimates and other financial information, including the Company’s allowance for credit losses, fair values, and income taxes. Non-GAAP Financial Measures The Company uses financial information in its analysis of the Company’s performance that is not in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures. Second Quarter 2023 Investor Presentation | 2

Agenda Second Quarter 2023 Investor Presentation | 3 •Company Overview •Financial Highlights •Loans and Credit Quality •Deposit and Capital Overview •Financial Results

Company Overview Second Quarter 2023 Investor Presentation | 4

Company Overview Nasdaq: Headquarters: Asset Size: Loans Held for Investment: Deposits: Bank Branches: Second Quarter 2023 Investor Presentation | 5 FSBC Rancho Cordova, California $3.4 billion $2.9 billion $2.9 billion 7 Note: Balances are as of June 30, 2023. Five Star is a community business bank that was founded to serve the commercial real estate industry. Today, the markets we serve have expanded to meet customer demand and now include manufactured housing and storage, faith-based, government, nonprofits, and more.

Executive Team Second Quarter 2023 Investor Presentation | 6 James Beckwith President and Chief Executive Officer Five Star since 2003 John Dalton Senior Vice President and Chief Credit Officer Five Star since 2011 Mike Lee Senior Vice President and Chief Regulatory Officer Five Star since 2005 Michael Rizzo Senior Vice President and Chief Banking Officer Five Star since 2005 Brett Wait Senior Vice President and Chief Information Officer Five Star since 2011 Lydia Ramirez Senior Vice President and Chief Operations and Chief DE&I Officer Five Star since 2017 Heather Luck Senior Vice President and Chief Financial Officer Five Star since 2018 Shelley Wetton Senior Vice President and Chief Marketing Officer Five Star since 2015

Financial Highlights Second Quarter 2023 Investor Presentation | 7

$565 $604 $811 $840 $973 $1,272 $1,480 $1,954 $2,557 $3,227 $3,403 $1,806 $2,535 $148 $22 Total Assets Excluding PPP Loans PPP Loans 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q2 2023 Consistent and Organic Asset Growth Second Quarter 2023 Investor Presentation | 8 Note: Dollars are in millions. Balances are end of period. References to PPP are the Paycheck Protection Program. 1. CAGR is based upon balances as of June 30, 2023. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years 10 years Total Assets 24.44% 20.81%

Financial Highlights Second Quarter 2023 Investor Presentation | 9 (dollars in thousands) For the three months ended 6/30/2023 3/31/2023 6/30/2022 Profitability Net income $ 12,729 $ 13,161 $ 9,953 Return on average assets ("ROAA") 1.55% 1.65% 1.45 % Return on average equity ("ROAE") 19.29% 20.94% 17.20 % Earnings per share (basic and diluted) $ 0.74 $ 0.77 $ 0.58 Net Interest Margin Net interest margin 3.45% 3.75% 3.71 % Average loan yield 5.50% 5.36% 4.48 % Average cost of interest-bearing deposits 2.69% 1.98% 0.27 % Average cost of total deposits 1.92% 1.35% 0.17 % Total cost of funds 2.04% 1.53% 0.24% 6/30/2023 12/31/2022 Deposits and Securities Non-interest-bearing deposits $ 833,707 $ 971,246 Interest-bearing deposits 2,096,032 1,810,758 Total deposits 2,929,739 2,782,004 Total securities to interest-earning assets 3.43% 3.79 % Asset Quality Nonperforming loans to loans held for investment 0.01% 0.01 % Allowance for credit losses to loans held for investment 1.16% 1.02 % Note: Yields are based on average balance and annualized quarterly interest income. Costs are based on average balance and annualized quarterly interest expense.

Financial Highlights - June 30, 2023 Second Quarter 2023 Investor Presentation | 10 Growth • Continued balance sheet growth with $57.6 million of growth in loans held for investment and $9.3 million in deposit growth since March 31, 2023. Funding • Non-interest-bearing deposits comprised 28.46% of total deposits, as compared to 28.65% of total deposits as of March 31, 2023. • Deposits comprised 93.50% of total liabilities, as compared to 93.11% of total liabilities as of March 31, 2023. Liquidity • Insured and collateralized deposits were approximately $2.0 billion, representing 67.34% of total deposits, compared to 64.53% as of March 31, 2023. • Cash and cash equivalents were $300.1 million, representing 10.24% of total deposits, compared to 11.91% as of March 31, 2023. Capital • All capital ratios were above well-capitalized regulatory thresholds. • On April 21, 2023 and July 21, 2023, the Company announced cash dividends of $0.20 per share for the three months ended March 31, 2023 and June 30, 2023, respectively.

Top Performer Versus Peer Group - March 31, 2023 Five Star Bank Peer Group Percentile ROAA 1.80% 1.18% 89% ROAE 17.96% 12.94% 79% Non-interest Expense to Average Assets 1.31% 2.25% 6% Efficiency Ratio 33.07% 57.16% 5% ROAA and ROAE in the 89th and 79th percentile, respectively, means the Bank outperformed 89% and 79%, respectively, of peer banks on those measures. Non-interest expense to average assets in the sixth percentile means only 6% of peer banks have lower non-interest expense relative to their average assets. Efficiency ratio in the fifth percentile means only 5% of peer banks have lower expenses relative to their revenues. Source: Uniform Bank Performance Report (UBPR) as of March 31, 2023; data retrieved May 4, 2023. Note: Peer group is all insured commercial banks (207) having assets between $3 billion and $10 billion for the quarter ended March 31, 2023. Second Quarter 2023 Investor Presentation | 11

Loans and Credit Quality Second Quarter 2023 Investor Presentation | 12

To ta l L oa ns (M ill io ns ) $960 $1,180 $1,355 $1,912 $2,079 $2,381 $2,583 $2,791 $2,870 $2,927 $148 $22 $2 5.28% 5.45% 4.96% 4.82% 4.53% 4.48% 4.75% 5.12% 5.36% 5.50% Non-PPP Loans PPP Loans Average Loan Yield Average Loan Yield Excluding PPP Loans 2018 2019 2020 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Consistent Loan Growth Second Quarter 2023 Investor Presentation | 13 Note: Loan balances are end of period loans held for investment. Yields are based on average balance and annualized quarterly interest income. 1. CAGR is based upon balances as of June 30, 2023. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years Total Loans 28.11%

Loan Portfolio Composition Second Quarter 2023 Investor Presentation | 14 Commercial real estate 85.7% Commercial land and development 0.5% Commercial construction 3.4% Residential construction 0.5% Residential 0.8% Farmland 1.8% Secured 5.4% Unsecured 0.8% PPP 0.0% Consumer and other 1.1% Types of collateral securing commercial real estate ("CRE") loans Loan Balance ($000s) # of Loans % of CRE Manufactured home community $ 746,665 350 29.72 % RV Park 318,464 102 12.67 % Retail 267,518 85 10.65 % Multifamily 203,035 92 8.08 % Industrial 174,518 128 6.95 % Faith-based 170,987 95 6.80 % Mini storage 158,539 43 6.31 % Office 133,563 89 5.32 % All other types (1) 339,452 156 13.50 % Total $ 2,512,741 1,140 100.00 % Note: Balances are net book value as of period end, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

$747M $318M $268M $203M $175M $171M $159M $134M $339M $1,300M $549M $500M $411M $417M $443M $323M $290M $703M 62.68% 62.80% 57.47% 54.31% 51.77% 47.54% 56.52% 53.09% 58.02% Loan Balance Collateral Value Weighted Average Loan-to-Value Manufactured home community RV Park Retail Multifamily Industrial Faith-based Mini storage Office All other types $0M $250M $500M $750M $1,000M $1,250M $1,500M CRE Collateral Values Second Quarter 2023 Investor Presentation | 15 (1) Note: Balances are net book value as of period end, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

Loan Portfolio Diversification We focus primarily on commercial lending, with an emphasis on commercial real estate. We offer a variety of loans to small and medium-sized businesses, professionals, and individuals, including commercial real estate, commercial land and construction, and farmland loans. To a lesser extent, we also offer residential real estate, construction real estate, and consumer loans. Second Quarter 2023 Investor Presentation | 16Note: Balances are net book value as of period end, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. Loans by Type Loans by Purpose Real Estate Loans by Geography CML Term CRE NOO, 37.2% CML Term Multifamily, 32.3% CML Term CRE OO, 16.0% CML Const CRE, 3.4% CML Secured, 3.1% SBA 7A Secured, 1.7% CML Term Ag RE, 1.8% Others, 4.5% CA, 58.0% TX, 6.3% AZ, 4.2% NV, 3.7% NC, 2.9% FL, 2.5% OR, 2.5% CO, 1.6% GA, 1.4% WI, 1.3% TN, 1.2% MI, 1.2% WA, 1.1% ID, 1.0% Other, 11.1% CRE Manufactured Home, 25.5% CRE Other, 14.1% CRE RV Park, 10.9% CRE Retail, 9.1% CRE Multifamily, 7.0% CRE Industrial, 6.0% CRE Faith Based, 5.8% CRE Mini Storage, 5.4% CRE Office, 4.6% Commercial Construction, 3.9% Commercial Other, 3.5% Commercial SBA 7A, 1.7% Commercial Term Loan, 1.3% Others, 1.2%

Loan Rollforward Second Quarter 2023 Investor Presentation | 17Note: Dollars are in millions. Beginning and ending balances are as of period end, before allowance for credit losses, including deferred loan fees, and exclude loans held for sale. Q4 2022 Q1 2023 Q2 2023 Beginning Balance $ 2,583 $ 2,791 $ 2,870 Originations 295 135 254 Payoffs and Paydowns (87) (56) (197) Ending Balance $ 2,791 $ 2,870 $ 2,927

Asset Quality Our primary objective is to maintain a high level of asset quality in our loan portfolio. In order to maintain our strong asset quality, we: – Place emphasis on our commercial portfolio, where we reevaluate risk assessments as a result of reviewing commercial property operating statements and borrower financials – Monitor payment performance, delinquencies, and tax and property insurance compliance – Design our practices to facilitate the early detection and remediation of problems within our loan portfolio – Employ the use of an outside, independent consulting firm to evaluate our underwriting and risk assessment process Second Quarter 2023 Investor Presentation | 18 Nonperforming Loan Trend Allowance for Credit Losses and Net Charge-off Trend Note: References to loans HFI are loans held for investment, which are the equivalent of total loans outstanding at each period end. References to average loans HFI are average loans held for investment during the period. $2.1M $0.8M $0.5M $0.6M $0.4M $0.4M $0.3M 0.22% 0.07% 0.03% 0.03% 0.01% 0.01% Nonperforming Loans Nonperforming Loans to Loans HFI 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 1.21% 1.26% 1.48% 1.20% 1.02% 1.19% 1.16% 0.23% 0.21% 0.12% 0.04% 0.07% 0.01% 0.04% Allowance for Credit Losses to Loans HFI Net Charge-offs to Average Loans HFI 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 0.01%

Allocation of Allowance for Credit Losses Second Quarter 2023 Investor Presentation | 19 (dollars in thousands) December 31, 2022 March 31, 2022 June 30, 2023 Allowance for Credit Losses Amount % of Total Amount % of Total Amount % of Total Real estate: Commercial $ 19,216 67.69% $ 26,846 78.56% $ 27,138 79.87 % Commercial land & development 54 0.19% 224 0.66% 181 0.53 % Commercial construction 645 2.27% 1,423 4.16% 1,194 3.51 % Residential construction 49 0.17% 173 0.51% 214 0.63 % Residential 175 0.62% 179 0.52% 150 0.44 % Farmland 644 2.27% 217 0.64% 232 0.68 % Total real estate loans 20,783 73.21% 29,062 85.05% 29,109 85.66 % Commercial: Secured 7,098 25.00% 4,215 12.33% 3,695 10.87 % Unsecured 116 0.41% 150 0.44% 206 0.61 % Total commercial loans 7,214 25.41% 4,365 12.77% 3,901 11.48 % Consumer and other 347 1.22% 400 1.17% 463 1.36 % Unallocated 45 0.16% 345 1.01% 511 1.50 % Total allowance for credit losses $ 28,389 100.00% $ 34,172 100.00% $ 33,984 100.00%

Risk Grade Migration Second Quarter 2023 Investor Presentation | 20 Classified Loans (Loans Rated Substandard or Doubtful) (dollars in thousands) 2021 2022 Q1 2023 Q2 2023 Real estate: Commercial $ 9,256 $ 106 $ 102 $ — Commercial land & development — — — — Commercial construction — — — — Residential construction — — — — Residential 178 175 175 175 Farmland — — — — Commercial: Secured 1,180 123 118 112 Unsecured — — — — Consumer and other — 26 23 22 Total $ 10,614 $ 430 $ 418 $ 309 % o f L oa n Po rt fo lio O ut st an di ng , b y Ri sk G ra de 99.00% 99.20% 99.15% 99.17% 0.45% 0.78% 0.84% 0.82% 0.55% 0.02% 0.01% 0.01% Pass Watch Substandard Doubtful 2021 2022 Q1 2023 Q2 2023 Note: Loan portfolio outstanding is the total balance of loans outstanding at period end, before deferred loan fees, before allowance for credit losses, and exclude loans held for sale.

Deposit and Capital Overview Second Quarter 2023 Investor Presentation | 21

Government, 25.08% Other, 15.15% Commercial Real Estate and Construction, 12.94% Small to Medium Sized Business, 10.64% Practices and Professional Services, 10.23% MHC, 7.29% Nonprofit, 6.98% Healthcare, 6.35% Faith Based, 2.20% Venture Banking, 1.89%Agriculture and Ag-Tech, 0.77% SBA and Wholesale Partners, 0.48% Deposit Composition 8.96 Years Average Age of Relationships > $5 million Note: Balances are end of period and include time and wholesale deposits. 1. Types of accounts in “Other” are individuals, trusts, estates, and market verticals that individually make up less than 0.4% of all deposits. 2. Local Agency Depositors includes State of California. $265,000 Average Deposit Account Balance Relationships > $5 million, 61.78% Relationships ≤ $5 million, 38.22% Total Deposits by Relationship Size Local Agency BreakoutTotal Deposits by Market Vertical Local Agency Depositors, 24.91% All Other Depositors, 75.09% Second Quarter 2023 Investor Presentation | 22 (2) (1)

Diversified Funding Second Quarter 2023 Investor Presentation | 23 Total Deposits(1) = $2.9 billion 93.5% of Total Liabilities Liability Mix 1. Balance as of June 30, 2023. 2. Loan balance in loan to deposit ratio is total loans held for investment and sale at period end. Loan(2) to Deposit Ratio Non-Interest-Bearing Deposits to Total Deposits 83.2% 90.5% 84.5% 85.1% 100.7% 98.7% 100.2% 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 29.0% 29.6% 39.3% 39.5% 34.9% 28.6% 28.5% 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Money Market, 44.0% Non-Interest-Bearing Demand, 26.6% Time Deposits, 12.1% Interest-Bearing Demand, 6.6% Borrowings & Subordinated Debt, 5.5% Savings, 4.2% Other Liabilities, 1.0%

$1.2B $1.3B $1.8B $2.3B $2.8B $2.9B $2.9B $600M $708M $889M $1,001M $1,228M $1,437M $1,510M$337M $389M $701M $902M $971M $837M $834M $124M $119M $146M $279M $240M $274M $208M $100M $97M $48M $104M $343M $373M $378M Money Market & Savings Non-Interest-Bearing Demand Interest-Bearing Demand Time Deposits 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Strong Deposit Growth Second Quarter 2023 Investor Presentation | 24 Note: Balances are end of period. Cost of total deposits is based on total average balance of interest-bearing and non-interest-bearing deposits and annualized quarterly deposit interest expense. 1. CAGR is based upon balances as of June 30, 2023. Cost of Total Deposits 0.55% 0.81% 0.44% 0.11% 0.43% 1.35% 1.92% CAGR (1) 5 years Total Deposits 22.83%

Capital Ratios Second Quarter 2023 Investor Presentation | 25 Tier 1 Leverage Ratio Tier 1 Capital to RWA Total Capital to RWA Common Equity Tier 1 to RWA Note: References to RWA are risk-weighted assets. 6.81% 7.51% 6.58% 9.47% 8.60% 8.67% 2018 2019 2020 2021 2022 Q2 2023 7.48% 8.21% 8.98% 11.44% 8.99% 9.07% 2018 2019 2020 2021 2022 Q2 2023 7.48% 8.21% 8.98% 11.44% 8.99% 9.07% 2018 2019 2020 2021 2022 Q2 2023 10.79% 11.52% 12.18% 13.98% 12.46% 12.45% 2018 2019 2020 2021 2022 Q2 2023

Financial Results Second Quarter 2023 Investor Presentation | 26

Earnings Track Record Second Quarter 2023 Investor Presentation | 27 $14.5M $16.3M $18.8M $20.0M $19.4M $18.4M $13.5M $14.0M $16.5M $18.8M $18.5M $17.2M Pre-tax, pre-provision income Pre-tax income Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 $0.0M $2.5M $5.0M $7.5M $10.0M $12.5M $15.0M $17.5M $20.0M $22.5M 1. A reconciliation of this non-GAAP measure is set forth in the appendix. (1)

Operating Metrics Second Quarter 2023 Investor Presentation | 28 Efficiency RatioNet Interest Margin 3.93% 3.98% 3.68% 3.64% 3.75% 3.59% 2018 2019 2020 2021 2022 2023 YTD 42.27% 38.63% 37.92% 42.46% 36.90% 37.92% 2018 2019 2020 2021 2022 2023 YTD Note: All 2023 figures are through June 30, 2023. Total Income Before Taxes $23.4M $30.4M $37.3M $47.1M $62.9M $35.7M 2018 2019 2020 2021 2022 2023 YTD

Non-interest Income and Expense Comparison Second Quarter 2023 Investor Presentation | 29 (dollars in thousands) For the three months ended 6/30/2023 3/31/2023 6/30/2022 Non-interest Income Service charges on deposit accounts $ 135 $ 117 $ 130 Gain on sale of loans 641 598 831 Loan-related fees 389 308 757 FHLB stock dividends 189 193 99 Earnings on bank-owned life insurance 126 102 101 Other income 1,340 53 41 Total non-interest income $ 2,820 $ 1,371 $ 1,959 Non-interest Expense Salaries and employee benefits $ 6,421 $ 6,618 $ 5,553 Occupancy and equipment 551 523 513 Data processing and software 1,013 872 739 Federal Deposit Insurance Corporation insurance 410 402 245 Professional services 586 631 568 Advertising and promotional 733 418 484 Loan-related expenses 324 255 389 Other operating expenses 1,941 1,399 1,714 Total non-interest expense $ 11,979 $ 11,118 $ 10,205

Shareholder Returns Second Quarter 2023 Investor Presentation | 30 ROAA ROAE EPS (basic and diluted) Value per Share (book and tangible book(1)) Note: All 2023 figures are through June 30, 2023. 1. A reconciliation of this non-GAAP measure is set forth in the appendix. 1.99% 2.15% 1.95% 1.86% 1.57% 1.60% 2018 2019 2020 2021 2022 2023 YTD 29.28% 31.40% 31.16% 22.49% 18.80% 20.09% 2018 2019 2020 2021 2022 2023 YTD $3.08 $3.40 $3.57 $2.83 $2.61 $1.51 2018 2019 2020 2021 2022 2023 YTD $10.88 $11.25 $12.16 $13.65 $14.66 $15.60 2018 2019 2020 2021 2022 2023

Five Star Bank proudly supports women in business and those serving our region’s most vulnerable. Our customers advocate for communities, drive collaboration, and foster responsive, community-based programs that promote healthy relationships while supporting survivors of sexual assault, domestic violence, and human trafficking. Our clients are change- agents who inspire, motivate, and uplift those who need us most. Ashlie Bryant, Co-Founder and CEO, 3Strands Global Foundation Beth Hassett, CEO and Executive Director, WEAVE Staci Anderson, President and CEO, PRO Youth and Families Five Star Bank customer Capital College & Career Academy ("CCCA") provides real-world learning opportunities, ensuring students graduate with the skills and certifications needed to become change-makers in their communities. Together, we can make a difference in the lives of the next generation of leaders in the Sacramento region. Anamanu Fotofili, Student, CCCA Kevin Dobson, Founder and Executive Director, CCCA Dylan Newman, Student, CCCA Five Star Bank supports our customer, Street Soccer USA ("SSUSA") and their mission to fight poverty and strengthen communities through soccer. SSUSA serves youth and special needs populations including families experiencing homelessness, adults recovering from addiction/ substance abuse, and mental health diagnoses. SSUSA is the official partner of the Homeless World Cup and Street Child World Cup. We share their mission to fight poverty and strengthen others as they encourage positive changes in their players' lives. Sienna Jackson, Homeless World Cup 2023 Sacramento, California – Team USA Lisa Wrightsman, Managing Director, SSUSA and Homeless World Cup 2010 Rio De Janeiro, Brazil – Team USA Angela Draws, Homeless World Cup 2014 Santiago, Chile – Team USA We strive to become the top business bank in all markets we serve through exceptional service, deep connectivity, and customer empathy. We are dedicated to serving real estate, agricultural, faith-based, and small to medium-sized enterprises. We aim to consistently deliver value that meets or exceeds the expectations of our shareholders, customers, employees, business partners, and community.

Appendix: Non-GAAP Reconciliation (Unaudited) The Company uses financial information in its analysis of the Company's performance that is not in conformity with GAAP. The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company's financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. As such, investors should not view these disclosures as a substitute for results determined in accordance with GAAP. Additionally, these non-GAAP measures are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses but may calculate them differently. Investors should understand how the Company and other companies each calculate their non- GAAP financial measures when making comparisons. Average loan yield, excluding PPP loans, is defined as the daily average loan yield, excluding PPP loans, and includes both performing and nonperforming loans. The most directly comparable GAAP financial measure is average loan yield. Total assets, excluding PPP loans, is defined as total assets less PPP loans. The most directly comparable GAAP financial measure is total assets. Pre-tax, pre-provision income is defined as net income plus provision for income taxes and provision for credit losses. The most directly comparable GAAP financial measure is pre-tax net income. Tangible book value per share is defined as total shareholders’ equity less goodwill and other intangible assets, divided by the outstanding number of common shares at the end of the period. The most directly comparable GAAP financial measure is book value per share. We had no goodwill or other intangible assets at the end of any period indicated. As a result, tangible book value per share is the same as book value per share at the end of each of the periods indicated. Second Quarter 2023 Investor Presentation | 32 (dollars in thousands) For the year ended For the three months ended Average loan yield, excluding PPP loans 12/31/2020 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Interest and fee income on loans $ 71,405 $ 78,894 $ 22,112 $ 24,879 $ 29,886 $ 34,918 $ 37,494 $ 39,929 Less: interest and fee income on PPP loans 6,535 7,417 610 25 — — — — Interest and fee income on loans, excluding PPP loans 64,870 71,477 21,502 24,854 29,886 34,918 37,494 39,929 Annualized interest and fee income on loans, excluding PPP loans (numerator) 64,870 71,477 87,200 99,689 118,569 138,533 152,059 160,155 Average loans held for investment and sale 1,439,380 1,637,280 1,977,509 2,227,215 2,494,468 2,703,865 2,836,070 2,914,388 Less: average PPP loans 165,414 116,652 8,886 427 — — — — Average loans held for investment and sale, excluding PPP loans (denominator) 1,273,966 1,520,628 1,968,623 2,226,788 2,494,468 2,703,865 2,836,070 2,914,388 Average loan yield, excluding PPP loans 5.09% 4.70% 4.43% 4.48% 4.75% 5.12% 5.36% 5.50%

Appendix: Non-GAAP Reconciliation (Unaudited) Second Quarter 2023 Investor Presentation | 33 (dollars in millions) Total assets, excluding PPP loans 12/31/2020 12/31/2021 12/31/2022 3/31/2023 6/30/2023 Total assets $ 1,954 $ 2,557 $ 3,227 $ 3,397 $ 3,403 Less: PPP loans 148 22 — — — Total assets, excluding PPP loans $ 1,806 $ 2,535 $ 3,227 $ 3,397 $ 3,403 (dollars in millions) Three months ended Pre-tax, pre-provision income 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Net income $ 9,862 $ 9,953 $ 11,704 $ 13,282 $ 13,161 $ 12,729 Add: provision for income taxes 3,660 4,080 4,830 5,487 5,340 4,440 Add: provision for credit losses 950 2,250 2,250 1,250 900 1,250 Pre-tax, pre-provision income $ 14,472 $ 16,283 $ 18,784 $ 20,019 $ 19,401 $ 18,419